SECURITIES AND EXCHANGE COMMISSION

washington, d.c.  20549

:

_________





FORM 8-k





CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934





March 28, 1996

Date of Earliest Event Reported







CHEVY CHASE MASTER CREDIT CARD TRUST II

(Exact Name of Registrant as Specified in Charter)





Maryland     33-99334         52-0897004

(State or Other Jurisdiction of Incorporation)

(Commission File Number)     (IRS Employer Identification No.)



c/o Chevy Chase Bank, F.S.B., as Servicer

8401 Connecticut Avenue

Chevy Chase Maryland  20815

(Address of Principal Executive Offices)  (Zip Code)



Servicer's telephone number, including area code:  (301) 986-7000



Exhibit Index is located on page 4.Item 5.   Other Events.

The Pooling and Servicing Agreement dated as of June 1, 1995, relating to the

Chevy Chase Master Credit Card Trust II (the "Agreement"), was amended by the

Second Amendment to the Agreement dated as of July 1, 1996.  The
Agreement

previously was amended by a First Amendment to the Agreement dated as of

March 28, 1996.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



(c)  Exhibits



Exhibit No.     Exhibit

Exhibit 4.5  -- First Amendment to the Pooling and

Servicing Agreement relating to Chevy

Chase Master Credit Card Trust II

Exhibit 4.6  -- Second Amendment to the Pooling and

Servicing Agreement relating to Chevy

Chase Master Credit Card Trust II



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CHEVY CHASE MASTER CREDIT  CARD TRUST II



By  CHEVY CHASE BANK, F.S.B.,            as Servicer



Date: August 14, 1996  By  /s/ Mark A. Holles Mark A. Holles
Vice President





INDEX TO EXHIBITS



Exhibit     Sequentially

Number      Exhibit      Numbered Page



4.5  First Amendment to the Pooling and Servicing    5

Agreement relating to Chevy Chase Master

Credit Card Trust II



4.6  Second Amendment to the Pooling and Servicing   10

Agreement relating to Chevy Chase Master

Credit Card Trust II

Exhibit 4.5

FIRST AMENDMENT

TO

THE CHEVY CHASE MASTER CREDIT CARD TRUST II

POOLING AND SERVICING AGREEMENT



THIS FIRST AMENDMENT TO THE CHEVY CHASE MASTER CREDIT CARD

TRUST II POOLING AND SERVICING AGREEMENT, dated as of March 28,

1996 (this "First Amendment") is by and among CHEVY CHASE BANK,
F.S.B.,

a federally chartered stock savings bank, as Transferor and Servicer, CCB

HOLDING CORPORATION, a Delaware corporation, as Transferor, and

BANKERS TRUST COMPANY, as Trustee under the Pooling and Servicing

Agreement dated as of June 1, 1995, among Chevy Chase Bank,
F.S.B., as

Transferor and Servicer, CCB Holding Corporation, as Transferor, and the Trustee

(the "Agreement").

WHEREAS Section 13.01(a) of the Agreement permits amendment of the

Agreement or any Supplement on the terms and conditions therein specified;

WHEREAS the Transferors and the Trustee wish to amend the Agreement and certain of the Supplements thereto as provided herein;

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1.  Amendment of Section 2.07(c). Section 2.07(c) of the
Agreement

shall be amended by adding the following sentence at the end of such Section:

Notwithstanding the foregoing or any provision of this Agreement
(including

without limitation those cited in this Section 2.07(c)), until the beginning of the second taxable year of CCB Holding Corporation following the termination of

Master Trust I, as hereinafter defined, the portion of the Transferor's Interest represented by the Bank Certificate (or any interest therein) may not be transferred, assigned, exchanged or otherwise conveyed or pledged, hypothecated or otherwise subjected to any security interest (by operation of law or otherwise),

to the extent of the greater of (i) a portion thereof representing the right to 2% of the Principal Receivables and Finance Charge Receivables and
(ii) that

percentage of the interest represented by the Bank Certificate necessary to make the sum of (a) such percentage of the amount of Principal
Receivables to which

such Bank Certificate is entitled and (b) the amount of "Principal Receivables"

(as defined in the Amended and Restated Pooling and Servicing
Agreement,

dated as of August 1, 1994, among Chevy Chase Bank, F.S.B., as
Seller and

Servicer and Bankers Trust Company, as Trustee, as amended and supplemented,

(the "Master Trust I Pooling Agreement"), the master trust created thereby being

"Master Trust I") represented by the "Nontransferable Seller's
Interest" (as

defined in the Master Trust I Pooling Agreement) in Master Trust
I equal to 25%

of the aggregate amount of (x) the Principal Receivables in Master Trust I and

the trust created by this Agreement, as amended and supplemented, ("Master

Trust II") and (y) the aggregate amounts held in any Spread
Account, Principal

Funding Account, Special Funding Account, reserve account or similar account in Master Trust I or Master Trust II reduced by (z) the aggregate Invested

Amount for all series of Certificates in Master Trust I or Master Trust II with respect to which an Opinion of Counsel was given at the time of their issuance, or is given, to the effect that such Certificates will be treated as debt for federal income tax purposes (the "Nontransferable Bank
Interest"), and

any such transfer, assignment, exchange or other conveyance or pledge,

hypothecation or grant of a security interest in the Nontransferable Bank

Interest shall be null and void; provided, however, that this prohibition shall not preclude any transfer of the Nontransferable Bank Interest in accordance with any transaction permitted by Section 7.02 or 7.05 of this Agreement and as provided in Section 2.09(f) and 6.03 of this Agreement, in each case, so long as the written consent of each of the following Persons, which consent may be granted or withheld in the sole discretion of each such Person (the

"Consent"), is obtained prior to the transfer: (1) the Consent of the

Transferors, in their capacity as owner of the "Bank
Certificate" as defined

in this Agreement, or any successor owner of an interest in such Bank

Certificate, (2) the Consent of CCB Holding Corporation, in its capacity as owner of the "Seller Certificate" as defined in the Master Trust
I Pooling

Agreement, or any successor owner of an interest in such Seller
Certificate,

and (3) the Consent of the trustee under the Chevy Chase 1996-A
Spread

Account Trust, on behalf of such trust, and confirmation that such trustee has obtained the Consent of "RACES Certificateholders" owning not less than 51 % of the "undivided interest" in the "outstanding principal amount"

of the "RACES Certificates" as defined in the Chevy Chase 1996-A
Spread

Account Trust Agreement among Chevy Chase Bank, F.S.B., CCB
Holding

Corporation, Bankers Trust Company and Marine Midland Bank dated as of

March 28, 1996.  Further, the Transferors owning the Bank
Certificate shall

retain all of their respective rights and obligations as Transferor and owner of the Bank Certificate under the Agreement, as amended and supplemented,

and such rights shall not be assigned nor shall such obligations be assumed,

except insofar as a transfer of an interest in the Bank
Certificate is otherwise

permitted under the Agreement including the provisions of the preceding sentence and such rights inhere in ownership of the Bank
Certificate.

 SECTION 2.  Amendment of Section 2.08(b)(ii). Section
2.08(b)(ii) of the

Agreement shall be amended by deleting the current Section
2.08(b)(ii) and

substituting in its place the following:

 (ii) conduct its affairs strictly in accordance with its Certificate of

Incorporation, dated as of September 28, 1994, as amended on March 30,

1995, June 22, 1995 and March 28, 1996;

 SECTION 3.  Addition of Section 8.09. The following Section
8.09 shall be

added to the Agreement:

Section 8.09. Custodial Agreement. The Servicer shall enter into, and act as servicer under, the Custodial Agreement, dated as of March 28, 1996 (the

"Custodial Agreement"), among the Servicer, the Transferors,
Bankers Trust

Company, as trustee of Chevy Chase 1996-A Spread Account Trust, and

Bankers Trust Company, as custodian.  Additionally, any
Successor Servicer

appointed in accordance with Section 10.02 shall succeed to the rights and obligations of the servicer under the Custodial Agreement.



SECTION 4.  Amendment of Series 1995-A Supplement, Series 1995-B

Supplement and Series 1995-C Supplement.  Each of the Series
1995-A

Supplement, dated as of June 1, 1995, the Series 1995-B
Supplement, dated

as of September 1, 1995, and the Series 1995-C Supplement, dated as of

December 1, 1995, shall be amended by deleting the current definition of

"Loan Agreement" and substituting in its place the following:



"Loan Agreement" shall mean the agreement among the Transferors, the

Trustee and the Cash Collateral Depositor, dated as of the Closing Date, as amended by the First Amendment to the Loan Agreement, dated as of March

28, 1996.



SECTION 5. Effectiveness. The amendments provided for by this First

Amendment shall become effective as of the day and year first above written upon the occurrence of each of the following events:



(a) the Rating Agency Condition shall have been satisfied with respect to this

First Amendment;



(b) the Transferors shall each have delivered to the Trustee an Officer's

Certificate to the effect that such Transferor reasonably believes that the amendments to the Agreement and the Supplements effected by this First

Amendment will not adversely affect in any material respect the interests of any Investor Certificateholder;



(c) the Servicer shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Opinion of Counsel pursuant to Section 13.02(d)(i) of the Agreement to the effect specified in

Exhibit H-1 of the Agreement; and



(d) the Trustee and the Transferors shall have received counterparts of this

First Amendment, duly executed by the parties hereto.



SECTION 6.  Agreement in Full Force and Effect as Amended.
Except as

specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement and the

Supplements in any other document or instrument shall be deemed to mean the

Agreement and the Supplements as amended by this First
Amendment.  This

First Amendment shall not constitute a novation of the Agreement and the

Supplements, but shall constitute an amendment thereof.

SECTION 7. Counterparts. This First Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts,

each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 8.  Governing Law.  THIS FIRST AMENDMENT SHALL BE

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF

THE PARTIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH SUCH LAWS.

SECTION 9. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, Chevy Chase Bank, F.S.B., CCB Holding

Corporation and the Trustee have caused this First Amendment to be duly executed by their respective officers as of the day and year first above written.



CHEVY CHASE BANK, F.S.B.,

as Transferor and Servicer



By:  /s/ Joel A. Friedman

Name:  Joel A. Friedman

Title:  Senior Vice President and Controller



CCB HOLDING CORPORATION,

as Transferor



By:  /s/ Jessica L. Parker

Name:  Jessica L. Parker

Title:  President





BANKERS TRUST COMPANY

as Trustee



By:  /s/ Louis Bodi

Name:  Louis Bodi

Title:  Assistant Vice President

Exhibit 4.6

SECOND AMENDMENT

TO

THE CHEVY CHASE MASTER CREDIT CARD TRUST ii

POOLING AND SERVICING AGREEMENT



THIS SECOND AMENDMENT TO THE CHEVY CHASE MASTER

CREDIT CARD TRUST II POOLING AND SERVICING AGREEMENT,

dated as of July 1, 1996 (this "Second Amendment") is by and among

CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank, as

Transferor and Servicer, CCB HOLDING CORPORATION, a Delaware

corporation, as Transferor, and BANKERS TRUST COMPANY, as Trustee

under the Pooling and Servicing Agreement dated as of June 1, 1995, among

Chevy Chase Bank, F.S.B., as Transferor and Servicer, CCB
Holding Corporation,

as Transferor, and the Trustee as amended by the First Amendment to the Chevy

Chase Master Credit Card Trust II Pooling and Servicing
Agreement dated as of

March 28, 1996 (as amended and supplemented as of the date hereof and from time to time hereafter, the "Agreement").



WHEREAS Section 13.01(a) of the Agreement permits amendment of the

Agreement on the terms and conditions therein specified;



WHEREAS the Transferors and the Trustee wish to amend the Agreement as provided herein;



NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:



SECTION 1.  Addition of Section 6.16.  Article VI of the
Agreement shall be

amended by adding the following Section 6.16 to the end of
ARTICLE VI:



Section 6.16. Minimum Interest. Except as otherwise provided in the second sentence of this Section 6.16, and notwithstanding any other provision of this

Agreement, each interest in the Trust or the Trust Assets, as the case may be,

(i) shall have an initial offering price of at least $20,000, and (ii) may not be subdivided for resale into interests the initial offering price of which would have been less than $20,000. The preceding sentence shall not apply to any interest in the Trust represented by any series or class of Investor
Certificates, or any

other interest in the Trust or the Trust Assets, as applicable, as to which a

Transferor shall have provided to the Trustee an Opinion of Counsel dated as of the date of issuance of such series, class or other interest
(or, at the Transferor's

option, at a later date) to the effect that such series, class or other interest will be treated as debt or otherwise not an equity interest in the Trust or the Trust

Assets, as applicable, for federal income tax purposes.



SECTION 2 Effectiveness. The amendments provided for by this Second

Amendment shall become effective as of the day and year first above written upon the occurrence of each of the following events:



(a) the Rating Agency Condition shall have been satisfied with respect to this Second Amendment.



(b) the Transferors shall each have delivered to the Trustee an Officer's

Certificate to the effect that such Transferor reasonably believes that the amendment to the Agreement effected by this Second Amendment will not adversely affect in any material respect the interests of any Investor

Certificateholder,

(c) the Servicer shall have delivered to the Trustee and any Series Enhancer entitled thereto pursuant to the relevant Supplement an Opinion of Counsel pursuant to Section 13.02(d)(i) of the Agreement to the effect specified in

Exhibit H-1 of the Agreement, and

(d) the Trustee, the Transferors and the Servicer shall have received counterparts of this Second Amendment, duly executed by the parties hereto.

SECTION 3.  Agreement in Full Force and Effect as Amended.
Except as

specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Second Amendment. This Second Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.

SECTION 4. Counterparts. This Second Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 5.  Governing Law.  THIS SECOND AMENDMENT SHALL

BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE

OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF

THE PARTIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH SUCH LAWS.

SECTION 6.  Defined Terms.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the

Agreement.IN WITNESS WHEREOF, the Transferors, the Servicer and the

Trustee have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

CHEVY CHASE BANK, F.S.B.,

as Transferor and Servicer

By:  /s/ Mark A. Holles

Mark A. Holles

Vice President and Assistant Treasurer





CCB HOLDING CORPORATION,

as Transferor





By:  /s/ Jessica L. Parker

Jessica L. Parker

President





BANKERS TRUST COMPANY,

as Trustee





By:  /s/ Melissa Kaye-Adelson

Melissa Kaye-Adelson

Vice President